EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A (the “Report”) of Green Stream Holdings, Inc. (the “Company”) for the fiscal year ended April 30, 2022, the undersigned James C. DiPrima, the Principal Executive and Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 31, 2022	/s/ __James C. DiPrima_________________________
Name: James C. DiPrima Title: Chief Executive Officer, Chief Financial Officer, Director
(Principal Executive, Accounting and Financial Officer)